SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2004 deltathree, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-28063               13-4006766
----------------------------    ----------------------      ---------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)

                       75 Broad Street, New York, NY 10004
              (Address of principal executive office and zip code)


               Registrant's telephone number, including area code:
                                 (212) 500-4850

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             Exhibit No      Exhibit Description
             ----------      -------------------

                99.1         Press Release dated July 29, 2004

Item 12. Results of Operations and Financial Condition.

      This information set forth under "Item 12. Results of Operations and Financial Condition" is intended to be furnished pursuant to Item 12. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      Attached as Exhibit 99.1 is a copy of a press release of deltathree, Inc. ("deltathree"), dated July 29, 2004, reporting deltathree's financial results for the second quarter of 2004. In the earnings release, deltathree used certain non-GAAP financial measures. Reconciliations of these measures to the comparable GAAP financial measures are contained in the attached earnings release. Disclosure regarding definitions of these measures used by deltathree and why deltathree's management believes the measures provide useful information to investors is also included in this press release.

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               DELTATHREE, INC.

                                               By:  /s/ Paul C. White
                                                    -------------------
                                               Name: Paul C. White
                                               Title: Chief Financial Officer


Date: July 29, 2004

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

                                  EXHIBIT INDEX

Exhibit
Number                      Description
-------                     -----------

99.1                        Press Release, dated July 29, 2004.


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